UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2017
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 3, 2017, Altria Group, Inc. (the “Company”) issued a press release announcing that Denise F. Keane, after 40 years of distinguished service with the Company and its subsidiaries, informed the Company on May 2, 2017 of her intention to retire as Executive Vice President and General Counsel of the Company, with a final day of employment on June 30, 2017.
In connection with her retirement, Ms. Keane will remain eligible for a pro-rated cash payment for her service through June 30, 2017 under the Company’s 2017 annual incentive award program. Any pro-rated payment will be based on Company and individual performance ratings at target and will be made in the first quarter of 2018. Ms. Keane’s award target for the annual incentive award program is 95% of salary for the portion of 2017 during which she is employed, which is consistent with the pre-existing target for Salary Band B. In addition, in accordance with the terms of the Company’s shareholder-approved 2015 Performance Incentive Plan and related award agreements, all of Ms. Keane’s unvested restricted stock units and performance stock units will become fully vested upon the date of her retirement and paid in accordance with their terms. Ms. Keane will also be entitled to payments and benefits generally available to retirees under the terms of the Company’s benefit plans.
The Company’s annual incentive award program and other executive compensation programs are more fully described in the “Compensation Discussion and Analysis” section of the Company’s proxy statement for its 2017 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on April 6, 2017).
Ms. Keane will remain subject to the restrictive covenants and other terms of the Executive Confidentiality and Non-Competition Agreement dated February 4, 2011, between the Company and Ms. Keane for the period set forth in that agreement. A form of the Executive Confidentiality and Non-Competition Agreement was filed previously as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 27, 2011.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Altria Group, Inc. Press Release, dated May 3, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE:    May 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Altria Group, Inc. Press Release, dated May 3, 2017

4